Stone Toro Long Short Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated June 30, 2014 to the
Prospectus and the Statement of Additional Information dated May 16, 2014

The following information supplements and/or amends any information to the contrary in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information:

Effective June 30, 2014, Class A and Class C shares will be available for purchase.

The following information replaces the first paragraph in the section “Large Order Net Asset Value Purchase Privilege” on page 17 of the Fund’s Prospectus:

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.

Please file this Supplement with your records.